Exhibit 10.6

THIRD AMENDMENT TO LEASE AGREEMENT
PARCELS 1 AND 2, PARCEL MAP NO. 16960
(January 24, 1989)

THIS THIRD AMENDMENT TO LEASE AGREEMENT OF JANUARY 24, 1989 ENTITLED “LEASE AGREEMENT PARCELS 1 AND 2” (“Third Amendment”) is entered into this 20th day of June, 2002, pursuant to Ordinance No. C-7795 adopted by the City Council of the City of Long Beach on the 2nd day of April, 2002 (“Ordinance”), by and between the CITY OF LONG BEACH, a municipal corporation (“Landlord”) and KILROY REALTY, L.P., a Delaware limited partnership (“Kilroy Realty, L.P.”), successor-in-interest to KILROY LONG BEACH ASSOCIATES, a California limited partnership (“KLBA”), hereinafter referred to as “Developer”.

RECITALS

A.     On July 17, 1985, a lease was entered into between Landlord and Developer (“All-Inclusive Lease”), which demised to Developer approximately thirty-seven (37) acres near the Long Beach Municipal Airport.

B.     On July 22, 1988, Parcel Map No. 16960 was recorded in Book 208, Pages 92-100 of Parcel Maps in the Office of the County Recorder, Los Angeles County, State of California.

C.    On January 24, 1989, pursuant to section 7.6 of the All-Inclusive Lease, Developer and Landlord entered into an instrument entitled “Lease Agreement Parcels 1 and 2” (“Lease”) demising only parcels 1 and 2 of Parcel Map No. 16960, thereby enabling Developer to separately develop and improve said parcels 1 and 2; and

D.    On December 28, 1990, the Lease was amended by an instrument entitled “First Amendment to Lease Agreement.”

E.    On July 21, 1993, the interest of Developer in the Lease was assigned by KLBA to THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (“NML”) by that certain Assignment of Developer’s Interest as Lessee in Ground Lease, dated as of July 21, 1993, and recorded as Instrument No. 93-1422619 in the Office of the Los Angeles County Recorder.

F.    On January 31, 1997, Kilroy Realty, L.P. succeeded to the interest of Developer in the Lease as a result of an assignment by NML to Kilroy Realty, L.P., which was approved by City of Long Beach on January 31, 1997, by that certain Assignment and Assumption of Lessee’s interest in Ground Lease, dated as of January 31, 1997, and recorded as Instrument No. 97- 174352 in the Office of the Los Angeles County Recorder.

G.    On April 28, 1997, the Lease was amended by an instrument entitled “Second Amendment to Lease Agreement.” T h e Lease, the First Amendment to Lease Agreement, Assignment of Developer’s Interest as Lessee in Ground Lease, Assignment and Assumption of Lessee’s Interest as Lessee in Ground Lease, and the Second Amendment to Lease Agreement are hereinafter referred to as the “Subdivided Lease”.

H.    The parties now desire to further amend the Subdivided Lease.

NOW THEREFORE the Subdivided Lease is hereby amended as follows:

1.    Subsection 3.2.1 of the Subdivided Lease is amended in its entirety to read as follows:

3.2.1 Adjustment Dates. In order to adjust the annual Ground Rent for parcels 1 and 2, the fair market land value of each parcel and the prevailing rate of return shall be determined as of January 1, 1998 and January 1, 2001 and every five (5) years thereafter for parcel 1 and July 1, 1997 and January 1, 2001 for parcel 2 and every five (5) years thereafter. The Ground Rent shall be adjusted accordingly on the first day of each sixth year. Said dates of adjustment of Ground Rent shall be referred to for convenience as “adjustment dates.”

2.    Subsection 3.2.4 of the Subdivided Lease is amended in its entirety to read as follows:

3.2.4    Maximum Rent Adjustment. The adjustment, if any, in Ground Rent for parcels upon which one or more buildings have been constructed at the time of any adjustment date shall be limited as set forth below:

3.2.4.1    Allocation to Parcels. At the time of execution of the Lease, the Ground Rent shall be allocated between the parcels within the Premises in the manner set out in subsection 3.1.2. The percentage of rent attributable to each parcel shall remain in effect during the term of the Subdivided Lease unless parcel areas change.

3.2.4.2    Base Period. The Base Period for a parcel shall be the first twelve (12) calendar month period after the point in time when eighty percent (80%) of the rentable space on the particular parcel is first leased. The Base Period for Parcel 1 is hereby established to be the twelve (12) month period from 8/1/88 to 7/31/89; and the Base

Period for Parcel 2 is hereby established to be the twelve 2 (12) month period from 6/1/88 to 5/31/89.

3.2.4.3    Comparison Year Period. The Comparison Year Period for a parcel shall be the twelve (12) month period immediately prior to the applicable Ground Rent adjustment date.

3.2.4.4    Weighted Average Sublease Monthly Rental Rate. For each parcel, the Weighted Average Sublease Monthly Rental Rate for each applicable Base Period or Comparison Year Period shall be determined as follows.

a.    Each of the subleases in existence during a particular Base Period or Comparison Year Period shall be categorized as a full service gross lease. To the extent that any of the sublease agreements are other than a full service gross lease, the base monthly rent under such sublease shall be converted to an equivalent full service gross lease by increasing such base monthly rent by the amount of expenses paid directly by the subtenant that normally would be paid by the landlord under a full service gross lease during the first year of occupancy. The base rent paid under a full service gross sublease or other type of lease in which the base rent is converted as provided herein is defined as the “base rent”. If during a particular Base Period or Comparison Year Period there is a sublease(s), other than a full service gross lease, Developer shall, within sixty (60) days after Landlord’s written request, which request may only occur after the expiration of the first nine (9) months of a Comparison

Year Period, deliver to Landlord information identifying expense items and the amounts thereof which have been paid by a subtenant under such sublease and have been added to the base monthly rental thereunder to convert such sublease to an equivalent full service gross lease. In addition, such information shall also include the amount of any excess tenant improvement amortizations or other similar concessions or considerations that Developer has received and excluded from base rent.

b.    For each sublease on a particular parcel, the total base rent stabilized to exclude excess tenant improvement amortization or other similar concessions or considerations, due to and to be received by Developer over the entire term of such sublease (said term shall specifically exclude any unexercised option periods and said base rent shall only include fixed rental increases) shall be computed and then divided by the rentable square footage of said sublease space, and the result shall then in turn be divided by the total number of months of said sublease term. The resulting amount shall be deemed to be the Average Sublease Monthly Rental Rate for that particular sublease. Each such amount shall then be weighted by multiplying it by the quotient resulting from dividing the sublease’s total rentable square footage by the total rentable square footage under sublease resulting in the Weighted Average Sublease Monthly Rental Rate for each sublease. The sum of all such amounts shall be the Total Weighted Average Sublease Monthly Rental Rate.

3.2.4.5    Sublease Rental Percentage Change. The Sublease Rental Percentage Change for each parcel shall be determined by calculating the average percentage change of the Total Weighted Average Sublease Monthly Rental Rates between the Base Period and the applicable Comparison Year Period. Said average percentage change calculation shall be performed as follows:

a.    The Base Period Total Weighted Average Sublease Monthly Rental Rate shall be subtracted from the Comparison Year Period Total Weighted Average Sublease Monthly Rental Rate, and then dividing that result by the Base Period Total Weighted Average Sublease Monthly Rental Rate.

3.2.4.6    Adjusted Ground Rent. The “Adjusted Ground Rent” for each parcel at any given adjustment date shall be the lesser of the Adjusted Fair Market Rental Value for such parcel as determined in subsection 3.2.2 above or the initial Ground Rent for such parcel plus the product of the Sublease Rental Percentage Change determined in 3.2.4.5 above times the initial Ground Rent for such parcel.

3.2.4.7    Sale or Assignment of Leasehold Interest. Should the Developer sell, assign or otherwise transfer its leasehold interest to an owner-user such that sublease rental is not paid to Developer, the fair market sublease rental for such building, using the criteria and methods set out in subsection 3.2.2, shall become the basis for calculating the maximum rental adjustment using the process described in subsection 3.2.4.5 above.

3.2.4.8 ARBITRATION OF DISPUTE. ANY DISPUTE BETWEEN LANDLORD AND DEVELOPER CONCERNING THE CONVERSION OF A SUBLEASE TO AN EQUIVALENT FULL SERVICE GROSS LEASE, OR THE EXCLUSION OF EXCESS TENANT IMPROVEMENT AMORTIZATIONS OR OTHER SIMILAR CONCESSIONS OR CONSIDERATIONS, AS DESCRIBED IN SUBSECTION 3.2.4.4a ABOVE, SHALL BE DECIDED BY NEUTRAL BINDING ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, RATHER THAN BY COURT ACTION. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE FILING OF A JUDICIAL ACTION TO ENABLE THE RECORDING OF A NOTICE OF PENDING ACTION, FOR ORDER OF ATTACHMENT, RECEIVERSHIP, INJUNCTION, OR ACTION, FOR ORDER OF ATTACHMENT, RECEIVERSHIP, INJUNCTION, OR OTHER PROVISIONAL REMEDIES SHALL NOT CONSTITUTE A WAIVER OF THE OTHER PROVISIONAL REMEDIES AND SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT TO ARBITRATE UNDER THIS PROVISION. ANY ELECTION BY A PARTY TO ARBITRATE ANY DISPUTE OR CLAIM THAT MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT SHALL BE MADE BY SENDING WRITTEN NOTICE TO THE OTHER PARTY PRIOR TO THE EARLIER OF: (I) THE TIME WHEN AN ACTION WITH RESPECT THERETO WOULD BE BARRED BY CALIFORNIA LAW; OR (II) IF AN ACTION HAS BEEN BROUGHT WITH RESPECT THERETO, SIX MONTHS AFTER SERVICE OF SUCH ACTION UPON THE PARTY ELECTING TO ARBITRATE (OR, IF THE PARTY DESIRING TO ELECT TO ARBITRATE FILED THE ACTION, SIX MONTHS AFTER THE FILING OF THE ACTION).

WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF WRITTEN NOTICE FROM A PARTY SUBMITTING ANY DISPUTE TO ARBITRATION PURSUANT TO THIS SUBSECTION, LANDLORD AND

DEVELOPER SHALL APPOINT A DISINTERESTED PERSON AS ARBITRATOR (THE “ARBITRATOR”) AS FOLLOWS: THE PARTIES SHALL REQUEST THE LOS ANGELES SUPERIOR COURT TO CHOOSE AN ARBITRATOR PURSUANT TO SECTION 1281.6 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.

THE ARBITRATOR SHALL ESTABLISH A TIME AND PLACE IN THE COUNTY OF LOS ANGELES FOR HEARING THE MATTER TO BE ARBITRATED, SUCH HEARING TO BE NOT LATER THAN THIRTY (30) DAYS AFTER THE APPOINTMENT OF THE ARBITRATOR. THE HEARING PROCEEDINGS SHALL BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR SHALL DETERMINE THE CONTROVERSY AND EXECUTE AND ACKNOWLEDGE HIS OR HER AWARD WITHIN THIRTY (30) DAYS AFTER HEARING THE MATTER. THE ARBITRATOR SHALL BE ONLY AUTHORIZED TO (X) DETERMINE THOSE EXPENSE ITEMS AND THE AMOUNT THEREOF WHICH SHOULD BE ADDED TO THE BASE MONTHLY RENT PAYABLE UNDER A SUBLEASE, OTHER THAN A FULL SERVICE GROSS LEASE, TO CONVERT SUCH SUBLEASE TO AN EQUIVALENT FULL SERVICE GROSS LEASE AND (Y) THE AMOUNT OF ANY EXCESS TENANT IMPROVEMENTS AMORTIZATIONS OR OTHER SIMILAR CONCESSIONS OR CONSIDERATIONS THAT DEVELOPER HAS RECEIVED AND EXCLUDED FROM BASE RENT. THE DECISION OF THE ARBITRATOR SHALL BE DELIVERED TO EACH PARTY TO THE ARBITRATION IN WRITING, AND SHALL BE FINAL AND BINDING UPON ALL PARTIES. THE PARTIES EACH SHALL HAVE THE RIGHT TO REASONABLE DISCOVERY PURSUANT TO THE PROVISIONS OF SECTION 1283.05 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE DURING THE PROCEEDINGS. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE ARBITRATOR SHALL DETERMINE IN WHAT PROPORTION THE PARTIES SHALL BEAR THE COST

OF THE ARBITRATION, INCLUDING AN AWARD OF REASONABLE ATTORNEY’S FEES.

NOTICE: BY INITIALING THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE ‘ARBITRATION OF DISPUTES’ PROVISION TO NEUTRAL ARBITRATION.

INITIALS:	/s/ GM	INITIALS:	/s/ AMW /s/ JCH
	LANDLORD		DEVELOPER

3.    Section 3.4. of the Subdivided Lease is amended in its entirety to read as follows:

3.4.    Adjustments to Ground Rent During Option Term. At the commencement of each option term, and at the end of each five (5) years of each option term, the Ground Rent shall be determined as provided in subsection 3.2.2., but with no adjustment thereto as is provided in subsections

3.2.2.1. and 3.2.4. The fair market land value shall be converted into an annual Ground Rent obligation based on the rate of return then current in the market for parcels which are currently and fairly appraised.

4.    Section 3.5. of the Subdivided Lease is deleted in its entirety.

5.    The parties agree that the Predevelopment and Infrastructure Costs as determined under subsection 3.8. are Two Million Seven Hundred Ninety-two Thousand Three Hundred Seventy Dollars ($2,792,370).

6.    The execution of this Third Amendment by Developer and Landlord shall constitute Developer’s exercise of each of the five (5) options to extend the Subdivided Lease term as set forth in section 2.1.2 and shall constitute Landlord’s approval and granting of each such Subdivided Lease term extension resulting in an extension of the Subdivided Lease term to and including July 16, 2084. The parties further agree that Landlord, in connection with the adoption of the Ordinance and execution of this Third Amendment, has reviewed the Subdivided Lease terms and provisions pursuant to Section 37380 (b) (1) of the Government Code and Ordinance No. C-7370, and determined that the terms and provisions of the Subdivided Lease as amended herein fully comply with Section 37380 (b) (1) of the Government Code and Ordinance No. C-7370 including without limitation the terms and provisions for periodic reviews by Landlord which reviews take into consideration the then current market conditions.

7.    In consideration of Landlord’s approval of Developer’s exercise of each of the five (5) options and the extension of the Subdivided Lease term to and including July 16, 2084, Developer within three (3) days of execution of this Third Amendment shall pay Landlord a Ground Lease extension fee payment in the amount of Three Hundred Thirty-four Thousand Two Hundred Eight Dollars ($334, 208).

8.    All notices, demands and communications to Developer shall be addressed to Kilroy Realty, L.P., a Delaware Limited Partnership, Attention: Legal Department, 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245.

9.    Except as stated in this Third Amendment, the Subdivided Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed with all the formalities required by law as of the date first above written.

June 14, 2002	KILROY REALTY, L.P., a Delaware limited partnership
By: KILROY REALTY CORPORATION, a Maryland corporation, General Partner
By:/s/ Jeffrey C. Hawken Name: Jeffrey C. Hawken Title: Executive Vice President, Chief Operating Officer
By: /s/ Ann Marie Whitney Name: Ann Marie Whitney Title: Senior Vice President & Controller
DEVELOPER
CITY OF LONG BEACH, a municipal corporation
June 20, 2002	By: /s/ Gerald R. Miller ASSISTANT City Manager
	CITY	EXECUTED PURSUANT TO SECTION 301 OF THE CITY CHARTER.

The foregoing Third Amendment to Lease Agreement is hereby approved as to form this 18th day of June, 2002.

ROBERT E. SHANNON, CITY ATTORNEY
By:	/s/ Everett L. Glenn
Everett L. Glenn, Deputy

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of Los Angeles } ss.

On June 20, 2002 (Date), before me, LINDA C. Ramsay, N.P. (Name and Title of Officer (e.g., "Jane Doe, Notary Public")),
personally appeared GERALD R. Miller (Name(s) of Signer(s)),

☒ personally known to me
☐ ~~proved to me on the basis of satisfactory evidence~~

to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

LINDA C. RAMSAY
Commission # 1271676
Notary Public - California
Los Angeles County
My Comm. Expires Aug 2, 2004

Place Notary Seal Above

WITNESS my hand and official seal.

Linda C Ramsay
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document
Title or Type of Document: Third Amendment to Lease, Parcels 1, 2

Document Date: ———— Number of Pages: 13

Signer(s) Other Than Named Above: ————

Capacity(ies) Claimed by Signer
Signer's Name: ____________________
☐ Individual
☐ Corporate Officer — Title(s): ____________
☐ Partner — ☐ Limited ☐ General
☐ Attorney in Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ____________

Signer Is Representing: ____________

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

© 1997 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 Prod. No. 5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of Los Angeles } ss.

On June 14, 2002 (Date) before me, Ann Marie Chase, Notary Public (Name and Title of Officer (e.g., "Jane Doe, Notary Public")),

personally appeared Jeffrey C. Hawken (Name(s) of Signer(s))

☒ personally known to me

☐ proved to me on the basis of satisfactory evidence

to be the person~~(s)~~ whose name~~(s)~~ (is)/~~are~~ subscribed to the within instrument and acknowledged to me that he/she/they executed the same in (his)/~~her/their~~ authorized capacity~~(ies)~~, and that by (his)/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

ANN MARIE CHASE
Commission # 1244328
Notary Public - California
Los Angeles County
My Comm. Expires Dec 11, 2003

WITNESS my hand and official seal.

[signature]

Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: ______

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer

Signer's Name: ______

☐ Individual
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

© 1999 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.nationalnotary.org Prod. No. 5907 Reorder: Call Toll-Free 1-800-876-6827

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of Los Angeles } ss.

On June 14, 2002 (Date) before me, Ann Marie Chase, Notary Public (Name and Title of Officer (e.g., "Jane Doe, Notary Public")),

personally appeared Ann Marie Whitney (Name(s) of Signer(s)),

☒ personally known to me
☐ proved to me on the basis of satisfactory evidence

ANN MARIE CHASE
Commission # 1244328
Notary Public - California
Los Angeles County
My Comm. Expires Dec 11, 2003

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: ______

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer

Signer's Name: ______

☐ Individual
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

Signer Is Representing: ______

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

© 1999 National Notary Association • 9350 De Soto Ave., P.O. Box 2402 • Chatsworth, CA 91313-2402 • www.nationalnotary.org Prod. No. 5907 Reorder: Call Toll-Free 1-800-876-6827